HSBC Investor LifeLine Funds

HSBC Investor Aggressive Growth Strategy Fund
HSBC Investor Growth Strategy Fund
HSBC Investor Moderate Growth Strategy Fund
HSBC Investor Conservative Income Fund
(the “LifeLine Funds”)

Supplement Dated December 11, 2008
to the Prospectus Dated February 28, 2008

          Each of the LifeLine Funds listed above invests a portion of its assets in a different combination of the following HSBC Investor Funds (the “Underlying Funds”):

HSBC Investor Growth Portfolio
HSBC Investor Value Portfolio
HSBC Investor Opportunity Portfolio
HSBC Investor International Equity Portfolio
HSBC Investor Core Plus Fixed Income Portfolio
HSBC Investor High Yield Fixed Income Portfolio
HSBC Investor Intermediate Duration Portfolio
HSBC Investor Prime Money Market Fund

           Each of the Underlying Funds represents a different asset class. At a Board meeting held on December 8-9, 2008, HSBC Global Asset Management (USA) Inc. (the “Adviser”), the investment adviser to the LifeLine Funds, received approval from the Board to restructure the LifeLine Funds and how the Funds invest in their respective asset classes in order to provide the Funds with greater flexibility. The LifeLine Funds normally invest in affiliated Underlying Funds, i.e., those funds within the HSBC Family of Funds. The change in structure will allow a LifeLine Fund to invest in unaffiliated underlying funds in order to gain access to other managers with similar asset classes. The change in structure will also allow a LifeLine Fund to invest in a specified asset class as opposed to a specified underlying fund. As an example, the HSBC Investor Aggressive Growth Strategy Fund currently invests 21% of its portfolio in the HSBC Growth Portfolio. After the change, the HSBC Investor Aggressive Growth Strategy Fund may invest 21% of its assets in an underlying fund or combination of funds that invest in a portfolio of large cap growth securities. A revised target portfolio weightings table is presented below. Other than as noted below with regard to the HSBC Investor Conservative Growth Strategy Fund, the portfolio weightings of the Funds in the various asset classes remain unchanged. The Adviser will have the discretion to select and substitute underlying funds and to establish target weightings. Should the Adviser determine to change the portfolio weightings of a LifeLine Fund, shareholders of that Fund will receive 60 days’ advance notice.

           In addition to the above changes applicable to each LifeLine Fund, the HSBC Investor Conservative Growth Strategy Fund will no longer allocate 3% of its assets to the Intermediate Duration Fixed Income Portfolio (an intermediate duration fixed income asset class); rather it will allocate 28% instead of 25% to a fixed income asset class. This change is reflected in the portfolio weightings table below.

The changes to the structure of the LifeLine Funds and the allocation of the HSBC Investor Conservative Growth Strategy Fund will become effective February 9, 2009.

			HSBC
			Investor
	HSBC Investor		Moderate	HSBC Investor
	Aggressive	HSBC Investor	Growth	Conservative
	Growth	Growth	Strategy	Growth
Asset Class	Strategy Fund	Strategy Fund	Fund	Strategy Fund
Large Cap Growth	21%	21%	19%	15%
Large Cap Value	21%	21%	18%	14%
Small-cap	34%	20%	11%	4%
International Equity	23%	20%	15%	10%
Fixed Income	None	15%	26%	28%
High Yield Fixed Income	None	2%	5%	8%
Money Market	1%	1%	6%	21%
Total:	100%	100%	100%	100%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
FUTURE REFERENCE